EXHIBIT 10.23

AIR COMMERCIAL REAL ESTATE ASSOCIATION

ASSIGNMENT AND ASSUMPTION OF SUBLEASE

AND CONSENT OF LESSOR/SUBLESSOR

1.	ASSIGNMENT OF SUBLEASE

For valuable consideration, the receipt and adequacy of which are hereby acknowledged, Belvedere Trust Mortgage Corporation (“ASSIGNOR”) hereby assigns and transfers to BT Management Holding Corporation (“ASSIGNEE”) all of ASSIGNOR’s right, title and interest in and to that certain SubLease dated January 6, 2005 (the “Lease”), by and between ASSIGNOR and Keefe, Bruyette & Woods, Inc., as SubLessor, covering those certain Premises located at 235 Pine Street, Suite 1800, San Francisco, CA and as is more particularly described in such Lease.

This Assignment shall be effective: May 16, 2005.

In addition, ASSIGNOR hereby transfers to ASSIGNEE all of ASSIGNOR’s interest in and to any security or other deposits paid to SubLessor under the terms of such Lease.

Assignee hereby grants to Assignor a nonexclusive license to enter the Premises during the term of the Lease. No prior notice of entry is required for Assignor to exercise the rights granted under this paragraph.

Dated: May 16, 2005.	Belvedere Trust Mortgage Corporation, a Maryland corporation

	By:	/s/ Claus Lund
	Name Printed:	Claus Lund
	Title:	Chief Executive Officer

	By:	/s/ Russell Thompson
	Name Printed:	Russell Thompson
	Title:	Chief Financial Officer
Assignor

2.	ASSUMPTION OF LEASE

Assignee acknowledges that it has inspected the Premises and reviewed the Lease and Assignee hereby accepts the foregoing Assignment and assumes and agrees to be bound by and perform all obligations of the SubLessee pursuant to the Lease arising on or after the date of this Assignment and to abide by all of the terms, provisions, covenants and conditions of the Lease.

Dated: May 16, 2005	BT Management Holding Corporation, a Delaware corporation

	By:	/s/ Lloyd McAdams
	Name Printed:	Lloyd McAdams
	Title:	Chief Executive Officer

By:
Name Printed:
Title:
Assignee

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3.	CONSENT TO ASSIGNMENT

Master Lessor and Sublessor hereby consents to the foregoing Assignment and Assumption of the Lease. It is understood and agreed, however, that the foregoing consent is not a waiver of Master Lessor’s and Sublessor’s rights to consent to or impose restrictions upon any future assignment or subletting. In addition, this assignment does not release Assignor from liability for any of the obligations of the SubLessee under the Lease.

Dated: June 13, 2005		Keefe, Bruyette & Woods, Inc.

		By:	/s/ ROBERT GIAMBRONE
		Name Printed:	Robert Giambrone
		Title:	EVP & CFO
Sublessor

Alecta pensionsforsakring, omsesidgt, a Swedish company

By:	/s/ DANIEL J. GALLIGAR	By:	/s/ GREGG MEYER
Name Printed:	Daniel J. Galligar	Name Printed:	Gregg Meyer
Title:	Vice President	Title:	Asset Mngr.
Master Lessor

By:	Alecta Investment Management, USA, Inc. A Delaware corporation, Manager

ATTENTION: NO REPRESENTATION OR RECOMMENDATION IS MADE BY THE AIR COMMERCIAL INDUSTRIAL REAL ESTATE ASSOCIATION OR BY ANY REAL ESTATE BROKER AS TO THE LEGAL SUFFICIENCY, LEGAL EFFECT, OR TAX CONSEQUENCES OF THIS ASSIGNMENT OR THE TRANSACTION TO WHICH IT RELATES. THE PARTIES ARE URGED TO:

1. SEEK ADVICE OF COUNSEL AS TO THE LEGAL AND TAX CONSEQUENCES OF THIS ASSIGNMENT.

2. RETAIN APPROPRIATE CONSULTANTS TO REVIEW AND INVESTIGATE THE CONDITION OF THE PREMISES. SAID INVESTIGATION SHOULD INCLUDE BUT NOT BE LIMITED TO: THE POSSIBLE PRESENCE OF HAZARDOUS SUBSTANCES, THE ZONING OF THE PROPERTY, THE STRUCTURAL INTEGRITY, THE CONDITION OF THE ROOF AND OPERATING SYSTEMS, AND THE SUITABILITY OF THE PREMISES FOR ASSIGNEE’S INTENDED USE.

WARNING: IF THE SUBJECT PROPERTY IS LOCATED IN A STATE OTHER THAN CALIFORNIA, CERTAIN PROVISIONS OF THE ASSIGNMENT MAY NEED TO BE REVISED TO COMPLY WITH THE LAWS OF THE STATE IN WHICH THE PROPERTY IS LOCATED.

NOTICE: These forms are often modified to meet changing requirements of law and industry needs. Always write or call to make sure you are utilizing the most current form: AIR Commercial Real Estate Association, 700 So. Flower St., Ste 600, Los Angeles, CA 90017. Telephone No. (213) 687-8777. Fax No.: (213) 687-8616.

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